SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of earliest event reported - March 25, 1998


                                 Tellurian, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           0-21645                            22-3451918
--------------------------------------------------------------------------------
(State or other                  (Commission                       (IRS Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)



300K Route 17 South
Mahwah, New Jersey                                                         07430
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number,
including area code:                                              (201) 529-0939
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
Item 5.           Other Events

I. On March 2, 1998, Tellurian, Inc. (the "Company" or "Tellurian") had four members of the Board of Directors. They consisted of Ronald Swallow, Chairman of the Board, Stuart French, President, Richard Swallow, Secretary and Michael Hurd, Chief Financial Officer. In order to comply with NASDAQ's requirements of two independent directors and an audit committee and to maintain an odd number of directors, Michael Hurd resigned from the Board of Directors and the Company expanded the number of directors to five. On March 2, 1998, the Board of Directors adopted the following resolutions:

         RESOLVED, that the resignation of Michael Hurd from his capacity as a director of the Company is hereby accepted effective immediately; and it was further

         RESOLVED, that the number of directors shall be expanded to five; and it was further

         RESOLVED, that James G.H. Lin and Peter D. Colgan are hereby elected directors to serve in such capacity until their successors are elected and shall qualify; and it was further

         RESOLVED, that an audit committee shall be established and that the members of the audit committee shall consist of Messers. Lin and Colgan; and it was further

         RESOLVED, that the Audit Committee has the power to (I) select the independent certified public accountant, (ii) satisfy itself on behalf of the Board that the external and internal auditing procedures assure reliable and informative accounting and financial reporting, (iii) have meetings with management, or with the auditors, or with both management and auditors, to review the scope of the auditor's examination, audit reports and the Company's internal auditing procedures and reviews,
         (iv) monitor policies established to prohibit unethical, questionable, or illegal activities by those associated with the Company; and (v) review the compensation paid to the auditors through annual audit and non-audit fees and the effect on the independence on the auditors in relation thereto, and it may exercise the powers and authority of the Board of Directors to implement changes in connection with the foregoing or, at its option, may make recommendations to the entire Board of Directors for its approval.

         The Company reported that since 1977, Peter Colgan has been Senior Vice President of Computer Horizons Corp. Mr. Colgan has 32 years of marketing and information services experience that includes management, marketing, sales, manufacturing and consulting. Neither Computer Horizons Corp. nor Mr. Colgan were affiliated with the Company prior to his joining the Board of

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
Directors and that Mr. Colgan has never been an officer or employee of the Company and any of its affiliates. Since June 1992, Mr. Lin has been President of Asian International Management, a company that assists domestic businesses to promote products to Asian countries. Neither Asian International Management nor Mr. Lin were affiliated with the Company prior to his joining the Board of Directors and that Mr. Lin has never been an officer or employee of the Company and any of its affiliates. Messrs. Colgan and Lin do not own any of Tellurian's securities as of the date hereof and are not related to any of Tellurian's officers, directors or employees.

II. The Company has entered into various agreements to convert $1,386,249 of debt into capital stock of the Company and its wholly owned subsidiary, Cyberport Niagra, Inc. The paragraphs that follow briefly summarize these agreements:

         (a) The Company has an agreement with Interactive Media Concepts, Inc. pursuant to which Interactive is owed approximately $56,000.On March 23, 1998, the Company accepted Interactive's offer to convert such indebtedness into 100,000 shares of the Company's Common Stock.

         (b) The Company owed $1,295,527 U.S. (equivalent to $1,865,559 Canadian) to certain contractors in Canada for work done on improvements to its Cyberport facility. These contractors included Newman Bros. Limited, Phoenix Wood Products Corporation (formerly known as Trigin Management Corporation), Star Tile Centre Limited, Ecco Electric Limited, DBN Drywall & Acoustics Limited, Expoplex Incorporated (the "Cyberport Creditors"). On March 26, 1998, the Cyberport Creditors agreed to convert $601,083 U.S. (equivalent to $865,559 Canadian) into 865,559 Series B Special Shares (also known as Preferred Stock) of Cyberport Niagra, Inc. The Cyberport creditors also agreed to assign to Cyberport Niagra's landlord (also known as 1174757 Ontario Inc.) $694,444 U.S. (equivalent to $1,000,000 Canadian)of the Company's indebtedness. Contemporaneously, 1174757 Ontario Inc. entered into an agreement to convert the entire debt into 350,000 restricted shares of the Company's Common Stock. The Company also agreed to pay the landlord $36,111 U.S. ($52,000 Canadian) in rent arrears and $33,333 U.S. ($48,000 Canadian) in additional security deposit. The aforesaid agreements conclude various creditor law suits that were initiated against the Company and its subsidiary demanding payment of the aforementioned debt.

(c) The following unaudited financial statements (expressed in U.S. dollars with a conversion ratio of 1.44 Canadian dollars for each U.S. dollar) represent the Company's income statement for the two months ended February 28, 1998 and the Company's balance sheet at February 28, 1998. The balance sheet reflects adjustments for the transactions specified above that took place in March 1998 and a pro forma balance sheet.


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



                                          TELLURIAN, INC. AND SUBSIDIARY
                                            CONSOLIDATED BALANCE SHEET
ASSETS
                                                                                    FEBRUARY 28,                     FEBRUARY 28,
                                                                                        1998       Adjustments          1998
                                                                                    -----------    -----------       -----------

                                                                                      Unaudited      Unaudited         Unaudited
CURRENT ASSETS:
  Cash and cash equivalents .....................................................   $   681,888    $    69,444(6)    $   612,444
  Accounts Receivable ...........................................................         8,789                            8,789
  Inventories ...................................................................       661,917                          661,917
  Prepaid consulting fees .......................................................        50,000         80,000           130,000
  Prepaid expenses and other current assets .....................................         3,837                            3,837
                                                                                    -----------    -----------       -----------
           Total current assets .................................................     1,406,431        149,444         1,416,987
                                                                                    -----------    -----------       -----------

PROPERTY AND EQUIPMENT--at cost
   less accumulated depreciation ................................................     2,606,900                        2,606,900
                                                                                    -----------                      -----------

OTHER ASSETS:   Security deposits ...............................................        69,799         33,333(6)        103,132
                                                                                    -----------    -----------       -----------
                  Total Assets ..................................................   $ 4,083,130    $   182,777       $ 4,127,019
                                                                                    ===========    ===========       ===========
                                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable ..............................................................   $ 1,664,727    ($ 1,422,360)(2)  $   242,367
Accrued expenses ................................................................        50,540                           50,540
  Payroll payable ...............................................................        67,378                           67,378
  Payroll taxes payable .........................................................        36,193                           36,193
  Other accrued liabilities .....................................................        37,282                           37,282
  Notes Payable .................................................................       548,245                          548,245
  Notes payable--related parties ................................................       502,736                          502,736
  Interest payable--related parties .............................................       363,380                          363,380
  Deferred currency translation gain ............................................        29,073                           29,073
                                                                                    -----------    -----------       -----------
          Total current liabilities .............................................     3,299,554     (1,386,249)        1,877,194
                                                                                    -----------    -----------       -----------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
   Common Stock - $.01 par value
      Authorized-25,000,000 shares
      Issued and outstanding - 3,628,010 shares .................................        33,241          4,500 (3)        37,741
Preferred Stock--Subsidiary Corporation .........................................          --          635,805 (4)       635,805
     Additional paid-in capital .................................................     6,842,182        825,944 (5)     7,668,126
     Accumulated deficit ........................................................    (6,091,847)                      (6,091,847)
                                                                                    -----------    -----------       -----------
              Total stockholders' equity ........................................   $   783,576    $ 1,466,249       $ 2,249,825
                                                                                    -----------    -----------       -----------
                                                                                    $ 4,083,130    $    80,000       $ 4,127,019
                                                                                    ===========    ===========       ===========

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

                          TELLURIAN, INC AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                      TWO MONTHS ENDED
                                      FEBRUARY 28, 1998

REVENUES ..........................   $    12,077

COST OF GOODS SOLD ................        86,506
                                      -----------

GROSS PROFIT (LOSS) ...............       (74,429)

OPERATING EXPENSES:
   Research and Development .......        95,455
   Selling ........................        54,598
   General and Administrative .....       128,593
                                      -----------

                                          278,647

LOSS FROM OPERATIONS ..............      (353,076)

OTHER INCOME AND EXPENSES:
  Other Income ....................          --
  Interest Expense ................        (3,700)
  Interest Expense--related parties        (8,400)
  Interest Income .................         1,233
  Deferred Debt Costs .............          --
                                      -----------

                                          (10,867)

NET LOSS ..........................      (363,840)
                                      ===========
NET LOSS PER COMMON SHARE .........   $      (.12)
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING .......     3,025,000

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
                       NOTES TO CONSOLIDATED BALANCE SHEET


(1) The consulting agreement with Interactive Media Inc. has ten months remaining at $8,000 per month. Interactive Media accepted 100,000 shares of Tellurian common stock in full payment of the balance owed to them ($56,000) plus the remaining payments due under the terms of its consulting contract.

(2) The $1,422,360 includes the following: (a) The $56,000 owed to Interactive Media discussed in Note 1; (b)$1,295,524 in debt conversions as discussed in the paragraphs preceding the Balance Sheet; (c) payments of rent arrears of $36,111 to Cyberport's landlord in connection with his conversion of $694,444 into 350,000 shares of the Company's Common Stock; and (d) $34,722 in cancellation of over accruals. On the Company's books and records, the Company had accrued $1,330,249 in indebtedness to various contractors who performed work at the Cyberport Niagara subsidiary, which included $34,722 in over accruals.

(3) A total of 450,000 restricted shares of Tellurian common stock will be issued pursuant to the agreements with Interactive Media and the Cyberport creditors at $.01 per share nominal value.

(4) The preferred stock issued by the Cyberport subsidiary is reflected at the U.S. dollar conversion value.

(5) The net increase to the Additional Paid-In Capital account resulting from the Interactive Media and Cyberport creditor transactions is $825,944, with $135,000 stemming from the Interactive transaction and $690,944 (expressed in U.S. dollars) from the Cyberport creditors transaction.

(6) Represents $36,111 in rent payments and $33,333 of additional security deposits made to the Cyberport landlord in connection with his conversion of $694,444 of indebtedness into 350,000 shares of the Company's Common Stock.

Item 7.           Exhibits and Financial Statements


         (c)      Exhibits.

                  10.0 Agreement dated March 26, 1998 by and among Cyberport Niagara, Inc., Tellurian, Inc. and 1174757 Ontario, Inc.

                  10.1 Agreement dated March 26, 1998 by and Cyberport Niagra Inc., Tellurian, Inc. and the Cyberport creditors.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       TELLURIAN, Inc.
                                             -----------------------------------
                                                         (Registrant)


Dated: March 26, 1998                        /s/Stuart French
                                             -----------------------------------
                                             Stuart French, President



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